1996 PRESIDENT CASINOS, INC.
                            AMENDED AND RESTATED
                             STOCK OPTION PLAN


1.  Purpose.

  The purpose of the 1996 President Casinos, Inc. Amended and Restated Stock Option Plan (the "Plan") is to further the earnings of President Casinos, Inc. (the "Company"). The Plan provides for the award of long-term incentives to those directors, officers and other key executives who make substantial contributions to the Company by their loyalty, industry and invention. The Company intends that the Plan will facilitate securing, retaining and motivating directors and management employees of high caliber and potential.

2.  Administration.

  The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"). Each member of the Committee shall be (1) a "non-employee director" as contemplated by Rule 16b-3 ("Rule 16b-3") promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Act"), and (2) an "outside director" as contemplated by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Without limiting the foregoing, the Committee shall have full and final authority in its discretion to construe and interpret the provisions of the Plan and to decide all questions of fact arising in its application; to determine the directors and employees to whom awards shall be made under the Plan; to determine the type of awards to be made and the amount, size and terms of each such award; to determine the time when awards shall be granted; and to make all other determinations necessary or advisable for the administration of the Plan.

3.  Stock Subject to the Plan.

  The shares that may be issued under the Plan shall not exceed in the aggregate more than Three Million One Hundred Fifty Thousand (3,150,000) shares of common stock, par value $.01 per share, of the Company (the "Common Stock"). Such shares may be authorized and unissued shares or treasury shares. Except as otherwise provided herein, any shares subject to an option or right which for any reason expires or is terminated unexercised as to such shares shall again be available under the Plan.

4.  Eligibility to Receive Awards.

  Persons eligible to receive awards under the Plan shall be limited to those full-time officers and other key executive full-time employees of the Company who are in positions in which their decisions, actions and counsel will have a significant impact upon the profitability and success of the Company, as well as its directors. Directors of the Company who are not otherwise officers or employees of the Company shall receive an award of Thirty Thousand (30,000) Non-Qualified Stock Options (defined below) at the commencement of service as a director, which award shall vest fifty (50%) percent on the date of grant and twenty-five (25%) percent on the first and second anniversaries of grant if each director is then serving as a director. If a person who has received an award of options as a director of the Company pursuant to the preceding sentence is not serving as a director of the Company on the first or second anniversary of grant of such options, then any such options that have not previously vested shall be forfeited by that person. Any person who has been awarded options as a director of the Company shall not be awarded options as director of the Company at any later time if such person again commences service as a director of the Company, regardless of whether the options that were previously awarded vested or were forfeited. A participant in the Plan shall not be entitled to receive an award for more than 500,000 Options in any given Plan year.

5.  Form of Awards.

  Awards may be made from time to time by the Committee in the form of stock options to purchase shares of Common Stock, stock appreciation rights or any combination thereof. Stock options may be options which are intended to qualify as incentive stock options within the meaning of Section 422 of the Code, or any substitute thereto ("Incentive Stock Options"), or options which are not intended to so qualify ("Non-Qualified Stock Options").

6.  Stock Options.

  Stock options for the purchase of Common Stock shall be evidenced by written agreements in such form not inconsistent with the Plan as the Committee shall approve from time to time, which shall contain in substance the following terms and conditions:

     (a) Type of Option. Each option agreement shall identify the options represented thereby as Incentive Stock Options or Non-Qualified Stock Options, as the case may be.

     (b) Option Price. The purchase price of stock subject to an option shall be the Fair Market Value of the stock at the time of grant. Fair Market Value of Common Stock shall mean, for any particular date, (i) for any period during with the Common Stock shall not be listed for trading on a national securities exchange, but when the Common Stock is authorized as a Nasdaq National Market security, the last transaction price per share as quoted by The Nasdaq Stock Market (the "Nasdaq"), (ii) for any period during which the Common Stock shall not be listed for trading on a national securities exchange or authorized as a Nasdaq National Market security, the closing bid price as reported by the Nasdaq, (iii) for any period during which the Common Stock shall be listed for trading on a national securities exchange, the closing price per share of Common Stock on such exchange as of the close of such trading day or (iv) the market price per share of Common Stock as determined by a nationally recognized investment banking firm selected by the Board of Directors in the event neither (i), (ii) nor (iii) above shall be applicable. If Fair Market Value is to be determined as of a day when the securities

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markets are not open, the Fair Market Value on that day shall be the Fair
Market Value on the preceding day when the markets were open.

     (c) Exercise Term. Each option agreement shall state the period or periods of time within which the option may be exercised, in whole or in part, which shall be such period or periods of time as may be determined by the Committee, provided that no option shall be exercisable after ten (10) years from the date of grant thereof. The Committee may, in its discretion, provide in the option agreement circumstances under which the option shall become immediately exercisable, and may, notwithstanding the foregoing, accelerate the exercisability of any option at any time.

     (d) Payment of Shares. The purchase price of the shares with respect to which an option is exercised shall be payable in full at the time of exercise in cash, Common Stock at Fair Market Value, or a combination thereof, as the Committee may determine and subject to such terms and conditions prescribed by the Committee for such purpose.

     (e) Rights Upon Termination of Employment. Unless otherwise determined by the Committee and set forth in the option agreement, in the event that an optionee ceases to be an employee or director of the Company for any cause other than retirement by a full-time employee of the Company after age 60, death or disability, or for any other reason specified in the option award, the options shall terminate at the time of termination. In the event that an optionee retires, dies or becomes disabled prior to the expiration of his or her option and without having fully exercised his or her option, the optionee or the Permitted Transferee (as defined in Section 6(f) hereof), as the case may be, or his or her successor shall have the right to exercise the option during its term within a period of twelve (12) months after termination of employment due to death or disability to the extent that the option was exercisable at the time of termination, or within such other period, and subject to such terms and conditions, as may be specified by the Committee.

     (f) Nontransferability. Each option agreement shall state that the option is not transferable by the participant other than by will or the laws of descent and distribution; provided, however, the Committee may, in its sole discretion, authorize all or a portion of a Non-Qualified Stock Option granted or to be granted to an optionee to be on terms which permit transfer by such optionee to a Permitted Transferee, provided that (i) there may be no consideration for any such transfer, (ii) the stock option agreement pursuant to which such options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section or the Committee must approve any such proposed transfer, (iii) subsequent transfers of transferred Non-Qualified Stock Options shall be prohibited except those (x) by will or the laws of descent and distribution or (y) to any other Permitted Transferee of the optionee, and (iv) the optionee shall remain subject to withholding taxes upon exercise of the Non-Qualified Stock Option by a Permitted Transferee. Following transfer, any such Non-Qualified Stock Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The Company shall have no

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obligation to provide a Permitted Transferee with notice of the early termination of a Non-Qualified Stock Option. Permitted Transferee shall mean either (i) the spouse, children or grandchildren of the optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of the Immediate Family Members or (iii) a partnership in which such Immediate Family Members are the only partners. Options granted under the Plan to an optionee shall be exercisable, during the optionee's lifetime, only by the optionee or a Permitted Transferee, as the case may be. In the event of the death of an optionee, exercise shall be made only:

          (i) By the Permitted Transferee, the executor or administrator of the estate of the deceased optionee or the person or persons to whom the optionee's rights under the Option Agreement shall pass by will or the laws of descent and distribution; and

          (ii) To the extent that the deceased optionee or the Permitted Transferee, as the case may be, was entitled thereto at the date of the optionee's death; provided, however, that any otherwise applicable six-month holding period shall not be required for exercise by an executor or administrator of the estate of a deceased optionee who was subject to Section 16 of the Act.

     (g) Incentive Stock Options. In the case of an Incentive Stock Option, each option agreement shall contain such other terms, conditions and provisions as the Board determines necessary or desirable in order to qualify such option as a tax favored option (within the meaning of Section 422 of the Code, or any amendment or substitute thereof or regulation thereunder) including, without limitation, the following:

          (i) The purchase price of stock subject to an Incentive Stock Option shall not be less than 100% of the Fair Market Value of such stock on the date the option is granted;

          (ii) The aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to the which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company) shall not exceed One Hundred Thousand ($100,000.00) Dollars; and

          (iii) No Incentive Stock Option shall be granted to any employee if at the time the option is granted the individual owns stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, unless at the time such option is granted the option price is at least one hundred ten (110%) percent of the Fair Market Value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five (5) years from the date of grant.

7.  Stock Appreciation Rights.


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   Stock appreciation rights shall be evidenced by written stock appreciation rights agreements in such form not inconsistent with this Plan as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

     (a) Award. Stock appreciation rights shall entitle the grantee, subject to such terms and conditions determined by the Committee, to receive upon exercise thereof all or a portion of the excess of (i) the Fair Market Value of a specified number of shares of the Common Stock at the time of exercise over (ii) a specified price which shall not be less than one hundred (100%) percent of the Fair Market Value of the stock at the time the right is granted, provided that the maximum value of any stock appreciation right shall be limited to the exercise price of the tandem option with respect to which it is issued. Stock appreciation rights may only be granted in tandem with and at the same time as a Non-Qualified Stock Option. A stock appreciation right or applicable portion thereof (i) shall be exercisable only at the same time and to the same extent as and (ii) shall terminate and no longer be exercisable upon the termination or immediately after the exercise of the tandem Non-Qualified Stock Option or applicable portion thereof.

     (b) Termination of Employment. Unless otherwise determined by the Committee and set forth in the Award Agreement, stock appreciation rights will be exercisable only during the grantee's employment by the Company except that a stock appreciation right shall be exercisable for twelve (12) months after the grantee's employment is terminated by reason of retirement after age 60, death or disability.

     (c) Payment. Upon exercise of a stock appreciation right, payment shall be made in the form of Common Stock at Fair Market Value on the date of exercise, in cash or in a combination thereof, as the Committee may determine.

     (d) Other Terms. Stock appreciation rights shall be granted in such manner and such form, and subject to such additional terms and conditions as the Committee in its sole discretion deems necessary or desirable, including, without limitation, any limitations necessary in order to avoid any insider-trading liability in connection with a stock appreciation right under
Section 16(b) of the Act.

8.  General Restrictions.

     (a) Listings, Registrations or Consents. Each award under the Plan shall be subject to the requirement that if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the recipient of an award with respect to the disposition of shares of Common Stock is necessary or desirable as a condition of or in connection with the granting of such award or the issuance or purchase of shares of Common Stock thereunder, such award shall not be consummated in whole or in part unless such listing, registration,

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qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

     (b) Rule 16b-3 Six-Month Limitations. To the extent required in order to comply with Rule 16b-3 only, any equity security offered pursuant to the Plan must be either (i) approved by the Board or the Committee or (ii) held for at least six (6) months after the date of grant, and with respect to any derivative security issued pursuant to the Plan, either (i) the issuance of such derivative security was approved by the Board or the Committee or (ii) at least six (6) months must elapse from time of acquisition of the derivative security to the date of disposition of such derivative security (other than upon exercise or conversion), or its underlying equity security. Terms used in the preceding sentence shall, for the purposes of such sentence only, have the meanings, if any, assigned or attributed to them under Rule 16b-3.

9.  Single or Multiple Agreements.

  Multiple forms of awards or combinations thereof may be evidenced by a single agreement or multiple agreements, as determined by the Committee.

10.  Rights of a Stockholder.

  The recipient of any award under the Plan or any Permitted Transferee, as the case may be, unless otherwise provided by the Plan, shall have no rights as a stockholder with respect thereto unless and until the recipient becomes entitled to receive certificates for shares of Common Stock.

11.  Rights to Terminate Employment.

  Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of such participant.

12.  Withholding.

  The Company is hereby authorized to withhold from any award, from any payment due or transfer made under any award, or under the Plan, or from any compensation or other amount owing to a participant the amount (in cash, shares of Common Stock or other securities, other awards or other property) of any applicable withholding taxes in respect of an award, its exercise, or any payment or transfer under an award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. In addition, if provided in the applicable award agreement and subject to the discretion of the Committee, at the time of award exercise, participants may elect to satisfy any tax withholding obligations that may arise upon award exercise by directing the Company to withhold a number of shares of Common Stock otherwise deliverable upon such exercise having a Fair Market Value equivalent to the amount of such

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obligation.  In the case of any transfer by a participant of a Non-Qualified
Stock Option to a Permitted Transferee, such participant shall remain subject to withholding taxes upon the exercise of the Non-Qualified Stock Option by the Permitted Transferee.

13.  Non-Assignability.

  No award under the Plan shall be assignable or transferable by the recipient thereof except by will or by the laws of descent and distribution or by such other means as the Committee may approve. During the life of the recipient, such award shall be exercisable only by such person or by such person's guardian or legal representative.

14.  Non-Uniform Determinations.

  The Committee's determination under the Plan (including, without limitation, determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same, and the establishment of values) need not be uniform and may be made selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

15.  Adjustments.

     (a) In the event of any change in the outstanding stock of the Company, by reason of a stock dividend or distribution, supplemental offering of shares, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee may, in its discretion, appropriately adjust the number of shares of Common Stock which may be issued under the Plan.

     (b) Notwithstanding anything to the contrary in this Plan, the number of shares of Common Stock purchasable upon the exercise of the outstanding stock options ("Options"), the option price and the terms of outstanding stock appreciation rights ("SARs") shall be subject to adjustment from time to time as provided in this paragraph 15.

          (i) If the Company shall pay or make a dividend or other distribution on any class of capital stock of the Company in Common Stock, the number of shares of Common Stock purchasable upon exercise of an Option or the number of SARs shall be increased by multiplying such number of shares or SARs by a fraction of which the denominator shall be the number of shares of Common Stock outstanding at the close of business on the day immediately preceding the date of such distribution and the numerator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the date following such distribution.

          (ii) If the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the number of shares of

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Common Stock purchasable upon exercise of an Option or the number of SARs at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, if outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the number of shares of Common Stock purchasable upon exercise of an Option or the number of SARs at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately decreased, such increase or decrease, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          (iii) The reclassification of Common Stock into securities (other than Common Stock) and/or cash and/or other consideration shall be deemed to involve a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number or amount of securities and/or cash and/or other consideration outstanding immediately thereafter and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective," as the case may be, within the meaning of the clause 2 above.

          (iv) The Committee may make such increases in the number of shares of Common Stock purchasable upon exercise of an Option or the number of SARs, in addition to those required by this subparagraph (b), as shall be determined by the Company's Board of Directors to be advisable in order to avoid taxation so far as practicable of any dividend of stock or stock rights or any event treated as such for federal income tax purposes to the recipients.

     (c) Whenever the number of shares of Common Stock purchasable upon exercise of an Option or the number of SARs is adjusted as provided in this paragraph 15, the option price in the case of an Option or the Clause 7(a)(ii) specified price, in the case of SARs, shall be adjusted by a fraction in which the numerator is equal to the number of shares of Common Stock purchasable or SARs granted prior to the adjustment and the denominator is equal to the number of shares of Common Stock purchasable or SARs granted after the adjustment.

     (d) For the purpose of this Paragraph 15, the term "Common Stock" shall include any shares of the Company of any class or series which has no preference or priority in the payment of dividends or in the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company.

16.  Amendment.

  The Committee may terminate or amend the Plan at any time, except without shareholder approval, the Committee may not increase the maximum number of shares which may be issued under the Plan (other than increases pursuant to paragraph 15 hereof), extend the period during which any award may be

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exercised, extend the term of the Plan or change the minimum option price
(other than pursuant to paragraph 15 hereof). The termination or any modification or amendment of the Plan shall not, without the consent of a participant, affect his rights under an award previously granted.

17. Effect on Other Plans.

  Participation in this Plan shall not affect an employee's eligibility to participate in any other benefit or incentive plan of the Company. Any awards made pursuant to this Plan shall not be used in determining the benefits provided under any other plan of the Company unless specifically provided.

18.  Duration of the Plan.

  The Plan shall remain in effect until all awards under the Plan have been satisfied by the issuance of shares, but no award shall be granted more than ten years after the earlier of the date the Plan was first adopted by the Company or was approved by the Company's stockholders.

19.  Miscellaneous.

     (a) Governing Law. Subject to the provisions of applicable federal law, the Plan shall be administered, construed and enforced according to the internal laws of the State of Delaware, excluding its conflict of law rules, and applicable federal law and in courts situated in the State of Delaware.

     (b) Severability. The invalidity of any particular clause, provision or covenant herein shall not invalidate all or any part of the remainder of the Plan, but such remainder shall be and remain valid in all respects as fully as the law will permit.


Adopted November 14, 1996
by the Board of Directors of
President Casinos, Inc.


                                          /s/ John E. Connelly
                                          ----------------------------
                                          John E. Connelly, Chairman

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